Exhibit 10.26

AGREEMENT REGARDING CAPITAL LOAN

This Agreement (this “Agreement”) is entered into this 30th day of June, 2005 by and between First National Banc, Inc. (“FNBI”) and ABC Bancorp (“ABC”).

W I T N E S S E T H:

WHEREAS, FNBI and ABC and certain of their respective subsidiaries are, contemporaneously with the execution of this Agreement, entering into that certain Agreement and Plan of Merger pursuant to which, among other things, FNBI will be merged with and into ABC (the “Merger Agreement”); and

WHEREAS, it is a condition to FNBI’s willingness to enter into the Merger Agreement that ABC enter into this Agreement.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Agreement to Extend Loan. ABC agrees that, at the written request of FNBI following the receipt by FNBI or either of the Target Banks of a Capital Notice (as hereinafter defined), ABC will extend a loan (the “Capital Loan”) to FNBI pursuant to a Promissory Note in the form attached hereto as Exhibit A, to be secured by the capital stock of Orange Park pursuant to a Stock Pledge Agreement in the form of Exhibit B attached hereto. The principal amount of the Capital Loan shall be the amount of capital necessary to satisfy the requirements of the Capital Notice, but shall in no event exceed $6,000,000. As used herein, the term “Capital Notice” shall mean written notification from a Regulatory Authority requiring that a Target Company take action to increase its capital.

2. Termination. The obligation of ABC to extend the Capital Loan to FNBI shall terminate on the date of the termination of the Merger Agreement in the event the Merger Agreement is terminated (a) pursuant to any of Sections 9.1(d)(ii), 9.1(h) or 9.1(i) thereof or (b) by ABC as a result of a willful breach by FNBI of any of its covenants, agreements, representations or warranties set forth in the Merger Agreement, and shall otherwise terminate on the 60th day following the date of termination of the Merger Agreement.

3. Miscellaneous.

A. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage prepaid, or by courier or overnight carrier, as set forth in Section 10.8 of the Merger Agreement.

B. Governing Law. This Agreement shall be governed by and construed in accordance with the Laws of the State of Georgia, without regard to any applicable conflicts of Laws, except to the extent that the federal Laws of the United States may apply to the Mergers.

C. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but both of which together shall constitute one and the same instrument. Executed counterparts of this Agreement may be delivered by the Parties via facsimile transmission.

D. Defined Terms. Capitalized terms used in this Agreement that are defined in the Merger Agreement shall have the meanings set forth therein.

[Signatures on following page.]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as of the day and year first above written.

ABC BANCORP

By:	/S/ EDWIN W. HORTMAN
Name:	Edwin W. Hortman
Title:	Pres. & CEO

FIRST NATIONAL BANC, INC.

By:	/S/ TIM O’KEEFE
Name:	Tim O’Keefe
Title:	Pres. & CEO

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Exhibit A

PROMISSORY NOTE

$6,000,000.00	Moultrie, Georgia

FOR VALUE RECEIVED, the undersigned, FIRST NATIONAL BANC, INC., a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as “Maker”), promises to pay to the order of ABC BANCORP, a corporation organized and existing under the laws of the State of Georgia (hereinafter referred to as “Holder”), at 24 2nd Avenue, S.E., Moultrie, Georgia 31768, or at such other place as Holder may designate to Maker in writing, the principal sum of Six Million and No/100 Dollars ($6,000,000.00) (the “Principal Amount”), together with interest thereon as hereinafter set forth, in such coin or currency of the United States as at the time of payment shall be legal tender for the payment of public and private debts.

From and after the date hereof, interest shall accrue on the outstanding Principal Amount at a rate per annum equal to the “prime rate” announced or quoted from time to time by                              (the “Interest Rate”), which interest shall be computed on the daily outstanding Principal Amount hereunder on a 360-day year interest basis.

All accrued and unpaid interest on the Principal Amount shall be due and payable on the one-year anniversary of the date hereof. The entire Principal Amount hereof, together with all accrued and unpaid interest and all other amounts then outstanding hereunder, shall be due and payable in full on the two-year anniversary of the date hereof (the “Maturity Date”).

All payments received hereunder shall be applied first to unpaid interest and then to the Principal Amount outstanding. Maker shall be entitled to prepay all or any portion of the Principal Amount hereof prior to maturity without premium or penalty.

This Note is secured by a pledge of an aggregate of 300,000 shares of the common stock of First National Bank, Orange Park, Florida, pursuant to that certain Stock Pledge Agreement between Holder and Maker dated as of the date hereof (the “Pledge Agreement”).

The occurrence and continuation of any one of the following events (each an “Event of Default”) shall constitute a default hereunder: (i) Maker shall fail to make due and punctual payment of principal of or interest on this Note; (ii) Maker violates any covenant in this Note (other than payment when due of any principal of or interest on this Note), and Maker fails to cure such violation within fifteen (15) days after written notice thereof to Maker from Holder; (iii) Maker makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions a court for the appointment of any receiver or trustee for it or any substantial part of its property, commences any proceeding relating to Maker under any arrangement or debt readjustment law or statute of any jurisdiction whether now or hereafter in effect or there is commenced against Maker any such proceeding which remains undismissed for sixty (60) days, or Maker by any act indicates consent to, approval of or acquiescence in any such proceeding or the appointment of any receiver or trustee for it or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for sixty (60)

days; or (iv) there exists an event of default under the Pledge Agreement and such event of default is not cured within fifteen (15) days after written notice thereof to Maker from Holder.

If an Event of Default occurs and is continuing, then, at the option of Holder, the entire outstanding Principal Amount, plus all accrued and unpaid interest thereon, shall, upon written notice from Holder to Maker, become immediately due and payable. The rights, remedies, powers and privileges provided for herein are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

If any principal or interest hereunder shall not be paid when due (whether on the Maturity Date or by acceleration or otherwise), interest shall accrue on such overdue amounts to the extent permitted by law at rate per annum equal to the Interest Rate plus two percent (2%) from the date due to and including the date of actual payment (after as well as before judgment). Maker shall pay such amounts to Holder on demand.

The failure of Holder to exercise said right of accelerating the Maturity Date of the indebtedness evidenced hereby or any indulgence granted by Holder to Maker from time to time shall in no event be considered or otherwise construed as a waiver of such right of acceleration or in any manner prohibit Holder from exercising such right. All remedies conferred on Holder by law or by this Note or by any other instrument or agreement shall be cumulative and nonexclusive. Such remedies may be exercised concurrently or consecutively at Holder’s option.

TIME IS OF THE ESSENCE of this Note and, in the event this Note is collected by law or through an attorney at law or under advice therefrom, Maker agrees to pay all costs of collection, including reasonable attorneys’ fees actually incurred at standard hourly rates. It is agreed by the parties hereto that such attorneys’ fees are a charge other than interest.

Maker hereby expressly waives presentment, demand for payment, notice of dishonor, protest, notice of protest, diligence in collection and all other notices or demands of every kind and nature whatsoever with respect to this Note or the enforcement of the provisions hereof, and Maker hereby consents that the time of payments or any part thereof due hereunder may be extended by Holder and assents to any substitution, exchange or release of collateral permitted by Holder, all without in any way whatsoever modifying, altering, releasing, discharging, affecting or limiting the liability of Maker hereunder.

The term “Maker” as used in this Note shall mean and have reference to, collectively, all parties primarily or secondarily obligated for the indebtedness evidenced by this Note, whether as principal, maker, endorser, guarantor or otherwise, together with the respective administrators, executors, legal representatives, successors and assigns of each of the foregoing. This Note shall inure to the benefit of Holder and its successors, assigns and legal representatives.

This Note shall be governed as to validity, interpretation, construction, enforcement, effect and in all respects by the laws of the State of Georgia.

It is expressly agreed that if, from any circumstances whatsoever, fulfillment of any provision of this Note at the time performance of such provision shall be due shall be invalid

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under presently applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Note that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. In no event shall Maker be bound to pay for the use, forbearance or detention of the money loaned pursuant hereto or interest of more than the current legal limit. The right to demand any such excess is hereby expressly waived by Holder.

This Note may not be changed or terminated orally, but only by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

IN WITNESS WHEREOF, Maker has executed this Note under seal this      day of                     , 200  .

ATTEST:	FIRST NATIONAL BANC, INC.

By:
Secretary	Its:

[CORPORATE SEAL]

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Exhibit B

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (this “Agreement”) is made and entered into as of                     , 200  , by and between FIRST NATIONAL BANC, INC., a corporation organized and existing under the laws of the State of Georgia (the “Pledgor”), and ABC BANCORP, a corporation organized and existing under the laws of the State of Georgia (the “Pledgee”).

W I T N E S S E T H:

WHEREAS, simultaneously with the execution and delivery hereof, the Pledgor has issued to the Pledgee a promissory note of even date herewith in the original principal amount of Six Million and No/100 Dollars ($6,000,000.00) (the “Promissory Note”); and

WHEREAS, the Pledgor has agreed to enter into this Agreement and to pledge, pursuant to the terms hereof, 300,000 shares of the common stock of First National Bank, Orange Park, Florida (“Orange Park”), registered in the name of the Pledgor (the “Securities”) as security for the performance of Pledgor’s obligations under the Promissory Note;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and to secure the payment and performance of the Pledgor’s obligations under the Promissory Note, the parties hereto agree as follows:

SECTION 1. Pledge. As collateral security for the due and punctual payment of the indebtedness and obligations referred to in Section 2 hereof, the Pledgor hereby pledges, hypothecates, transfers, sets over, delivers and assigns unto Pledgee, and hereby grants Pledgee a first security interest in the following:

(a) the Securities and the certificates representing the Securities, and all cash, securities and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for all or any portion of the Securities; and

(b) all securities hereafter delivered to the Pledgee by the Pledgor in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such securities, together with all interest, cash, securities and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for or on conversion of any or all thereof (all such Securities, indebtedness, shares, certificates, interest, cash, securities and other property received, receivable or otherwise distributed in respect of any or all thereof being included within the definition of “Collateral” for purposes of this Agreement).

TO HAVE AND TO HOLD the Collateral, together with all rights, titles, interests, privileges and preferences appertaining or incidental thereto, unto the Pledgee, its successors and assigns, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2. Indebtedness and Obligations Secured. This Agreement and the Collateral secure repayment of the indebtedness and the obligations of the Pledgor indicated below (collectively, the “Obligations”), equally and ratably as to all such indebtedness and obligations and without preference or priority as to any class of such indebtedness or obligations or any component thereof:

(a) the indebtedness evidenced by the Promissory Note (and any promissory note of the Pledgor issued in exchange for, or replacement of, or substitution for, the Promissory Note, which shall be included in the term “Promissory Note” as used herein), with interest thereon as therein provided;

(b) all other amounts payable by the Pledgor under the Promissory Note, including, without limitation, all fees, costs, expenses and indemnities payable by the Pledgor thereunder;

(c) all indebtedness of the Pledgor arising under this Agreement and all costs and expenses of the Pledgee in enforcing this Agreement and the Promissory Note; and

(d) all renewals and extensions, in whole or in part, of the Promissory Note or of any other indebtedness or obligation described above.

SECTION 3. Representations and Warranties. The Pledgor hereby covenants, represents and warrants to the Pledgee that, as to the Securities deposited by the Pledgor with the Pledgee on the date hereof, (a) such Collateral represents all of the issued and outstanding capital stock of Orange Park; (b) the Pledgor is the legal and beneficial owner of such Collateral; (c) such Collateral is validly issued, fully paid and non-assessable and is registered in the name of the Pledgor; (d) the pledge of such Collateral pursuant to the terms of this Agreement, together with delivery thereof, creates a valid and perfected first lien on and security interest in such Collateral in favor of the Pledgee; (e) none of such Collateral is subject to any lien, claim or encumbrance of any kind whatsoever, except for the perfected first security interest therein granted to the Pledgee hereby, and, so long as any of the Obligations remain unperformed or unpaid, the Pledgor will not create or permit to exist any lien, claim or encumbrance upon or with respect to such Collateral, except for the first security interest therein granted to the Pledgee by this Agreement and except as otherwise permitted pursuant to the terms of this Agreement; (f) without the consent of the Pledgee, the Pledgor will not sell, transfer, convey, assign or otherwise divest its interests in the Collateral, or any part thereof, to any other person or entity; and (g) no authorization, approval or other action by, or notice to or filing with, any governmental body is required for the pledge by the Pledgor of the Collateral pursuant to the terms of this Agreement.

SECTION 4. Appointment of Agents; Registration in Nominee Name. The Pledgee shall have the right to appoint one or more agents for the purpose of retaining physical possession of the certificates or instruments representing or evidencing the Collateral, which certificates or instruments may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee, or in the name of the Pledgee or any agent appointed by the Pledgee to retain physical possession of such certificates or instruments, or in the name of any nominee of the Pledgee or any such agent. In addition, the Pledgee shall at all times have the right to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations. The Pledgor hereby agrees that any registrar or transfer agent for any securities included in the Collateral shall be entitled to rely on the provisions of this Section 4 as conclusive evidence of the authority of the Pledgee to effect re-registration of any such securities in the name of the Pledgee or that of its agents or its or their nominees or to exchange certificates or instruments representing or evidencing such Collateral for certificates or instruments of smaller or larger denominations, notwithstanding any notice or direction to such registrar or transfer agent from the Pledgor to the contrary.

SECTION 5. Voting Rights; Dividends, Etc.

(a) The Pledgor shall be entitled to exercise any and all voting or consensual rights and powers relating or pertaining to the Collateral or any part thereof for the term of this Agreement.

(b) Except with the prior written consent of the Pledgee, the Pledgor shall not be entitled to receive and retain any and all cash dividends and interest payable on the Collateral, and any and all stock or liquidating dividends, distributions and property, returns of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the Pledgee or received in exchange for or on conversion of Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Pledgee may be a party or otherwise, and any and all cash and other property received in payment of the principal or in redemption of or in exchange for or on conversion of any Collateral (either at maturity, upon call for redemption, upon forced conversion or otherwise), shall be and become part of the Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Pledgee or its designated agent (accompanied by proper instruments of assignment or stock or bond powers executed by the Pledgor in accordance with the Pledgee’s instructions) to be held subject to the terms of this Agreement.

SECTION 6. Events of Default. The occurrence and continuation of any of the following events shall constitute an Event of Default under this Agreement:

(a) failure of the Pledgor to pay, when due, any amount payable under the Promissory Note;

(b) any other Event of Default as defined in the Promissory Note; and

(c) any default in the due observance or performance of any term, covenant, warranty, agreement or condition contained in this Agreement, which default continues for fifteen (15) calendar days after the Pledgee gives written notice of such failure to the Pledgor.

SECTION 7. Remedies Upon Default.

(a) If an Event of Default shall have occurred and be continuing, the Pledgee, at its option, may:

(i) cause the Collateral to be registered in its name or in the name of its nominee;

(ii) exercise all voting powers pertaining to the Collateral and otherwise act with respect thereto as though the Pledgee were the owner thereof;

(iii) receive all dividends and all other distributions of any kind whatsoever on all or any part of such Collateral;

(iv) exercise any and all rights of collection, conversion or exchange, and any and all other rights, privileges, options or powers of the Pledgor pertaining or relating to such Collateral;

(v) sell, assign and deliver the whole, or from time to time, any part of such Collateral at any broker’s board or at any private sale or at public auction, with or without demand for performance or advertisement of the time or place of sale or adjournment thereof or otherwise, and free from any right of redemption (all of which hereby expressly are waived by the Pledgor) for cash, for credit or for other property, for immediate or future delivery, and for such price and on such terms as the Pledgee in its sole discretion may determine; and

(vi) exercise any other remedy (A) specifically granted under this Agreement, (B) available to a secured party under the Uniform Commercial Code in effect in the State of Georgia at that time, or (C) now or hereafter existing in equity, or at law, by virtue of statute or otherwise.

With respect to the actions described in each of subparagraphs (ii) and (iv) above, the Pledgor hereby irrevocably constitutes and appoints the Pledgee its proxy and attorney-in-fact with full power of substitution and acknowledges that the constitution and appointment of such proxy and attorney-in-fact are coupled with an interest and are irrevocable.

(b) The Pledgee shall give not less than ten (10) days prior written notice to the Pledgor of any sale pursuant to this Section 7. The Pledgor hereby agrees that such notice is commercially reasonable.

(c) At any sale made pursuant to Section 7(a) hereof, the Pledgee may bid for and purchase, free from any right or equity of redemption on the part of the Pledgor (the same hereby being waived and released by the Pledgor), any part or all of the Collateral that is offered for sale, and the Pledgee, upon compliance with the terms of sale, may hold, retain and dispose of such Collateral without further accountability therefor.

(d) The Pledgee shall apply the proceeds of any sale of the whole or any part of the Collateral (the “Proceeds”), and any other monies at the time held by the Pledgee under the provisions of this Agreement, to the Obligations as follows:

(i) first, to the payment of the costs and expenses of such sale, including the out-of-pocket expenses of the Pledgee and the reasonable fees actually incurred and out-of-pocket expenses of counsel employed at standard hourly rates in connection therewith, and to the payment of all loans or advances made by the Pledgee for the account of the Pledgor and the payment of all costs and expenses incurred by the Pledgee in connection with the administration and enforcement of this Agreement, as well as any indemnities payable by the Pledgor hereunder, to the extent that such loans, advances, costs, expenses and indemnities shall not have been previously reimbursed or paid to the Pledgee;

(ii) second, to the payment or prepayment in full of all other Obligations, whether or not then due and in any order selected by the Pledgee; and

(iii) the balance (if any) of such proceeds shall be paid to the Pledgor or as a court of competent jurisdiction may direct.

(e) The Pledgee shall not have any duty to exercise any of the rights, privileges, options or powers or to sell or otherwise realize upon any of the Collateral, as hereinbefore authorized, and the Pledgee shall not be responsible for any failure to do so or delay in so doing.

(f) Any sale of all or any portion of the Collateral pursuant to Section 7(a) above shall operate to divest all right, title and interest of the Pledgor to the Collateral, which is the subject of any such sale.

(g) The Pledgor acknowledges that the Pledgee may be unable to effect a public sale of all or a part of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), or that it may be able to do so only after delay which might adversely affect the value that might be realized upon the sale of the Collateral. Accordingly, the Pledgor agrees that the Pledgee, without the necessity of attempting to cause any registration of the Collateral to be effected under the Securities Act, may sell the Collateral or any part thereof in one or more private sales to a restricted group of purchasers who may be required to agree, among other things, that they are acquiring the Collateral for their own account, for investment purposes only, and not with a view toward the distribution or resale thereof. The Pledgor agrees that any such private sale may be at prices or on terms less favorable to the owner of the Collateral than would be the case if such Collateral was sold at public sale, and that any such private sale shall not be deemed to have been made in a commercially unreasonable manner by virtue of such sale having been a private sale.

SECTION 8. Pledgee Appointed Attorney-In-Fact. The Pledgor hereby appoints the Pledgee the Pledgor’s attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any agreement or instrument on behalf of the Pledgor that the Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable. Without limiting the generality of the foregoing, the Pledgor agrees and understands that the Pledgee shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any dividend, principal or interest payment or other distribution payable or distributable in respect of the Collateral or any part thereof and to give full discharge for the same.

SECTION 9. Responsibility of Pledgee; Care of Collateral. Neither the Pledgee, nor any director, officer, employee or agent of the Pledgee, shall be liable for any action taken or omitted to be taken by it or them relative to this Agreement or any of the Collateral except for its or their gross negligence or willful misconduct, and the Pledgee shall not be liable for any action or omission to act on the part of any agent appointed by the Pledgee to act hereunder or with respect to the Collateral (or any part thereof), selected by the Pledgee with reasonable care. Notwithstanding the provisions of Section 7(a) hereof, the Pledgee shall have no duty to exercise any voting or any other consensual rights and powers becoming vested in the Pledgee with respect to the Collateral or any part thereof, to exercise any right to redeem, convert or exchange any securities included in the Collateral, to enforce or see to the payment of any dividend, principal or interest or any other distribution payable or distributable on or with respect to the Collateral or any part thereof or otherwise to preserve any rights in respect of the Collateral against any third parties, and the Pledgee shall not be liable or accountable to the Pledgor in respect of any of the foregoing. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if the Pledgee shall take such action for such purpose as the Pledgor may request in writing, but the failure of the Pledgee to take any action requested by the Pledgor shall not, in and of itself, be deemed to constitute a failure on the part of the Pledgee to exercise reasonable care in respect of the custody and preservation of the Collateral or any part thereof.

SECTION 10. Expenses. The Pledgor agrees to pay the Pledgee, upon its demand, all of the Pledgee’s out-of-pocket expenses (including its reasonable attorneys’ fees actually incurred at standard hourly rates) incurred in connection with the administration or enforcement of this Agreement, the care and custody of the Collateral (or any part thereof), the registration, re-registration or transfer of the Collateral (or any part thereof) and the sale or collection of the Collateral (or any part thereof). Should the Pledgor fail to do any act or thing that the Pledgor has covenanted to do hereunder, or should any representation or warranty on the part of the Pledgor contained herein be breached, the Pledgee may (but shall not be obligated to) do the same or cause it to be done, or remedy any such breach, and there shall be added to the liabilities of the Pledgor hereunder, the cost or expense to the Pledgee in so doing, and any and all amounts expended by the Pledgee in taking any such action shall be repayable to it by the Pledgor upon the Pledgee’s demand.

SECTION 11. No Waiver; Cumulative Remedies. No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Pledgee preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies of the Pledgee hereunder are cumulative and are not exclusive of any other remedies available to the Pledgee at law or in equity.

SECTION 12. Termination and Partial Release of Collateral. This Agreement shall terminate when all Obligations secured hereby have been fully paid and performed, at which time the Pledgee shall reassign and redeliver (or cause to be reassigned or redelivered) to the Pledgor, or to such person or persons as the Pledgor shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or otherwise applied by the Pledgee pursuant to the terms hereof and as shall still be held by it hereunder, together with appropriate instruments of assignment and release.

SECTION 13. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered:

If to the Pledgor:	First National Banc, Inc.
2509 Osborne Road
St. Marys, Georgia 31558
Telecopy Number: (912) 882-3417
Attention: President

If to the Pledgee:	ABC Bancorp
24 2nd Avenue, S.E.
Moultrie, Georgia 31768
Telecopy Number: (912) 890-2235
Attention: President

SECTION 14. Further Assurances. The Pledgor agrees to do such further acts and things, and to execute and deliver such agreements and instruments, including without limitation stock and bond powers, as the Pledgee may at any time request in connection with the administration or enforcement of this Agreement or related to the Collateral or any part thereof or in order better to assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

SECTION 15. Binding Agreement; Assignment. This Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement, without the prior written consent of the Pledgee.

SECTION 16. Miscellaneous. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated, nor may any of the Collateral be released or the pledge or the security interest created hereby extended, except by an instrument in writing signed on behalf of the party to be charged. The Section headings used herein are for convenience of reference only and shall not define or limit the provisions of this Agreement. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and both of which together shall constitute the Agreement.

SECTION 17. Governing Law; Consent to Jurisdiction and Venue. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF GEORGIA AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA (WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS). AS PART OF THE CONSIDERATION FOR THE BENEFITS RECEIVED BY THE PLEDGOR, THE PLEDGOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF GEORGIA; AGREES THAT ALL SERVICE OF PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL DIRECTED TO SUCH PARTY AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE TO THIS AGREEMENT; AND AGREES THAT SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR FIVE (5) CALENDAR DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. TO THE EXTENT PERMITTED BY LAW, EACH SUCH PARTY TO THIS AGREEMENT WAIVES ANY OBJECTION SUCH PARTY MAY HAVE BASED ON LACK OF JURISDICTION OR IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING INSTITUTED HEREUNDER. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PLEDGEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE PLEDGEE TO BRING ANY ACTION OR PROCEEDING AGAINST THE PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION THAT HAS JURISDICTION OVER THE PLEDGOR OR ITS PROPERTY.

[Signature page follows.]

IN WITNESS WHEREOF, Pledgor and the Pledgee have caused this Agreement to be executed as of the date first written above.

ATTEST:	ABC BANCORP

By:
Secretary	Its:

[CORPORATE SEAL]

ATTEST:	FIRST NATIONAL BANC, INC.

By:
Secretary	Its:

[CORPORATE SEAL]